UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 22, 2014

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030

Registrant's Telephone Number, Including
Area Code:	(805) 987-9000

Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 -	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 22, 2014, the Board of Directors of CalAmp Corp. (the Company) approved a change in the Company’s fiscal year-end from a 52-53 week fiscal year ending on the Saturday that falls the closest to February 28 each year to a fiscal year ending on the last day of February. Under this new fiscal year method, the Company’s current fiscal year will end on Saturday, February 28, 2015, which is the same day that it would have ended on under the prior 52-53 week method. Accordingly, a separate transition report is not required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

December 29, 2014	By: /s/ Richard Vitelle
Date	Richard Vitelle
Executive Vice President and CFO
(Principal Financial Officer)